Exhibit 10.1

Execution Copy

AMENDMENT NO. 1 TO THE
COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to the Collaboration and License Agreement (this “Amendment”) is dated as of August 31, 2006 (the “Amendment Effective Date”) by and between ImmunoGen, Inc., a Massachusetts corporation with a principal office at 128 Sidney Street, Cambridge, Massachusetts 02139 (“ImmunoGen”), and sanofi-aventis U. S. LLC, a Delaware limited liability company with a offices at 1041 Rt. 202-206, Bridgewater, NJ 08807 (“sanofi-aventis”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Collaboration and License Agreement (the “Agreement”) dated as of July 30, 2003 (the “Agreement Effective Date”) by and between ImmunoGen and Aventis Pharmaceuticals, Inc. (“Aventis”).

WHEREAS, on the Agreement Effective Date, ImmunoGen and Aventis, the predecessor in interest to sanofi-aventis, entered into the Agreement for the purpose of collaborating on the identification and validation of targets for use in the discovery of antibodies and antibody-drug conjugates in the Collaborative Focus Area (as defined in the Agreement) and in the development and commercialization of such antibodies and antibody-drug conjugates; and

WHEREAS, the Parties hereto desire to amend the Agreement as set forth herein and to set forth certain additional terms applicable to the Agreement, as so amended.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments to Agreement.

(a) Section 1.20 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.20 “Collaboration Product” means any product, other than a Licensed Product, containing a Program Antibody.”

b) A new Section 2.14 is hereby added to the Agreement which shall provide as follows:

“2.14 Collaboration Portfolio. For purposes of clarity (a) Schedule 2.14 attached hereto lists all Antibody Targets, Program Targets, Program Targets with Program Antibodies and Program Targets with Lead Antibodies that are part of the Research Program as of the Amendment Effective Date. The Joint Research Committee shall update and amend, as appropriate, the then current Schedule 2.14 as necessary during each Contract Year and on the expiration of the Research Program Term in order to list all Antibody Targets, Program Targets, Program Targets with Program Antibodies, Program Targets with Lead Antibody and Program Targets with Lead Antibody in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Development at that point in time. In addition to those Program Targets for which Program Antibodies have already been generated, it is anticipated that Program Antibodies shall have been generated prior to the expiration of the Research Program Term, for [***], [***] and [***].”

(c) Section 2.8.1 of the Agreement is hereby amended by adding the following sentence at the end of such provision:

“Notwithstanding the foregoing, the Parties hereby agree that during the period commencing on the Amendment Effective Date and continuing until the expiration of the Research Program Term, (a) neither Party shall have the obligation under this Agreement to identify or provide Targets for use in the Research Program and the Parties will focus on progressing the Targets and Antibodies listed in Schedule 2.14 as more specifically described in the Research Plan for the remainder of the Research Program Term and (b) Aventis shall have the right to identify and provide new Targets for use in the Research Program pursuant to Section 2.8.2 below only to the extent that (i) the estimated number of FTEs to be provided by ImmunoGen under Section 2.5.1 for a particular Calendar Quarter is estimated to fall short of the number of FTEs set forth in the Annual Research Plan for such Calendar Quarter and (ii) ImmunoGen is not engaged in its own program outside of the collaboration on any such new Targets. Further, all Targets identified pursuant to the [***] [***] [***] [***] with [***] [***] [***], including any [***] [***] [***] [***] [***] during the Research Program Term, related to development of murine monoclonal antibodies that selectively recognize novel antigens in human tissues, shall be provided for use in the Research Program and shall be designated Program Targets pursuant to Section 2.8.2 below.”

(d) Section 7.1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“7.1.2 Development Licenses. With respect to all Program Targets for which Program Antibodies have been developed prior to the expiration of the Research Program Term, ImmunoGen hereby grants to Aventis and its Affiliates, subject to Section 7.1.8 below, an exclusive (even as to ImmunoGen and its Affiliates), worldwide, royalty-free license, with the right to grant sublicenses to Approved Subcontractors, under ImmunoGen Intellectual Property, to Develop Products.”

(e) Section 7.5.2 of the Agreement is hereby deleted in its entirety.

2. Miscellaneous. The Parties acknowledge that in connection with the internal restructuring of the sanofi-aventis Group in the United States, certain assets and liabilities of Aventis, including its rights and obligations under the Agreement, were contributed to, and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

assumed by, sanofi-aventis U.S. LLC, a limited liability company of which Aventis is a member. The Parties hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the Parties hereto. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

IMMUNOGEN, INC.	SANOFI-AVENTIS U.S. LLC

By:	By:
Name:	Name:
Title:	Title:

By:
Name:
Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Schedule 2.14

[COLLABORATION PORTFOLIO AS OF AMENDMENT EFFECTIVE DATE

Antibody Targets	Program Target	Program Targets with Program Antibodies	Program Targets with Lead Antibody	Program Targets with Lead Antibody in Development
[***] [***]	[***]	[***]	[***]	CD 33 (AVE9633)
[***]	[***]	[***]	[***]	CD 19 (SAR3419)
[***]	[***]	[***]		IGF-1R (AVE1642)
[***]		[***]
[***]		[***]
[***]		[***]
[***]
[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.